Gabelli
International
Growth
Fund,
Inc.

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1998

                                [GRAPHIC OMITTED]

Gabelli International Growth Fund, Inc.

Semi-Annual Report -- June 30, 1998

                                   * * * * *

      Morningstar rated Gabelli International Growth Fund 5
      stars overall and for the three year period ended          [PHOTO OMITTED]
      6/30/98 among 778 international equity funds.

                                                                    Caesar Bryan

To Our Shareholders,

      The Gabelli International Growth Fund celebrated its three year anniversary on June 30, 1998. Upon reaching this milestone, the Fund became eligible for an evaluation of its historical performance by Morningstar, Inc. We are pleased to inform you that the Fund received Morningstar's highest rating, 5 stars, overall and for its three year performance among 778 international equity funds.

      After an excellent first three months of the year, most equity markets marked time during the second quarter. Two major influences continue to dominate markets. On the positive side, long term interest rates declined during the quarter. On the opposite side, bad news continues to emanate from Southeast Asia and Japan.

      The best performing equity markets of the second quarter were located in Europe and included Belgium (+20.4%), Germany (+18.4%) and France (+11.1%). However, some European markets declined during the quarter, namely the United Kingdom (-1.7%) and Italy (-4.8%). The Japanese market fell by 8.0%. Emerging markets as a group fell by 24.2%, which is their worst performance since 1987.

      The "Asian Flu" has tended to encourage investors to seek the safety of U.S. dollar denominated assets. This resulted in the dollar strengthening against the yen and deutschemark.

Investment Performance

      The net asset value of the Gabelli International Growth Fund (the "Fund") appreciated by 3.2% in the second quarter ended June 30, 1998. The Lipper Analytical Services International Fund Average and Morgan Stanley EAFE Index of international markets had returns of 0.7% and 1.1%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 19.8% over the trailing twelve month period. The Lipper International Fund Average and Morgan Stanley EAFE Index rose 8.2% and 6.4%, respectively, over the same twelve month period. Since inception on June 30, 1995 through June 30, 1998, the Fund had a total return of 75.8%, which equates to an average annual return of 20.6%.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 1998 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars.

INVESTMENT RESULTS(a)

--------------------------------------------------------------------------------
                                         Quarter
                          -------------------------------------
                            1st      2nd      3rd        4th       Year
1998: Net Asset Value ... $17.03   $17.58     --          --        --
      Total Return ......  18.3%     3.2%     --          --        --
--------------------------------------------------------------------------------
1997: Net Asset Value ... $13.51   $14.67   $15.31      $14.40    $14.40
      Total Return ......   0.7%     8.6%     4.4%       (5.9)%     7.3%
--------------------------------------------------------------------------------
1996: Net Asset Value ... $11.71   $12.55   $12.53      $13.42    $13.42
      Total Return ......   6.6%     7.2%    (0.2)%       7.1%     22.2%
--------------------------------------------------------------------------------
1995: Net Asset Value ...  --       --      $10.57      $10.98    $10.98
      Total Return ......  --       --        5.7%(b)     3.9%      9.8%(b)
--------------------------------------------------------------------------------

-----------------------------------------
Average Annual Returns - June 30, 1998(a)

1 Year .........................  19.8%
Life of Fund (b) ...............  20.6%
-----------------------------------------

(a) Total returns and average annual returns reflect changes in share price and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on June 30, 1995. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

Our Approach

      We purchase attractively valued companies, which we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well-diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

Geographic Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 1998. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

   [The following table was depicted as a pie chart in the printed material.]

                    HOLDINGS BY GEOGRAPHIC REGION - 6/30/98

                    Other Europe                     10.9%

                    Germany                           8.8%

                    Scandinavia                      15.0%

                    France                            7.2%

                    Australia                         6.1%

                    Japan                             5.7%

                    Canada                            1.6%

                    Switzerland                      18.5%

                    Hong Kong                         1.1%

                    United Kingdom                   25.1%

Portfolio Structure

      The Fund remains heavily concentrated in the developed equity markets of Europe. Outside Europe, the Fund is invested in Japan, Australia, Canada and Hong Kong. By sector, the Fund is heavily exposed to financial services, health care, media and the consumer.

COMMENTARY

      Europe took another important step towards integration at the beginning of May when European leaders reached an agreement as to which countries would join the single currency. There were no surprises and out of fifteen European Union member countries, those not joining the euro club at the outset include the United Kingdom, Sweden, Denmark and Greece. After considerable haggling, it was also decided that a former central banker and finance minister from Holland, Wim Duisenberg, will head the European Central Bank which will be headquartered in Frankfurt. Beginning on January 1, 1999, responsibility for European monetary policy will transfer from national central banks, such as the Bundesbank and the Bank of France, to the European Central Bank. For investors, Mr. Duisenberg is about to become a very important person.

      Economic activity in continental Europe has accelerated and hopefully France's victory in the World Cup will put French consumers in a better mood. However, with unemployment levels remaining very high and little evidence of inflation, it is unlikely that interest rates will be raised during the remainder of the year. In this event, the euro will begin life with an interest rate structure similar to that which currently exists in France and Germany, where short term interest rates are about 3.5%. Therefore, rates in other European countries, such as Spain and Italy, have further to fall. Italy, a country with a very high savings rate, has never before experienced interest rates at current low levels. This has caused savers to shift assets from traditional fixed bank deposits to equities. Indeed, one analyst quipped that the only things that people are buying in Italy are mutual funds and cellular telephones. Banca Commerciale Italiana and Telecom Italia Mobile, both significant holdings in the Fund, continued their strong performance during the second quarter.

      Many industries remain relatively fragmented in Europe and we expect a continuing high level of corporate activity. The largest deal by far announced during the quarter was Daimler Benz's proposed merger with Chrysler. This sparked interest in other European auto manufacturers and the Fund's two holdings in the sector, namely Volkswagen and Renault, both performed strongly. Volkswagen has agreed to buy Rolls Royce and is eager to do further deals to round out its product offering. Renault's earnings are recovering sharply following the success of recently introduced models.

      Financial and telecom stocks continued their strong performance during the quarter. In the former category, Deutsche Bank, Skandia and SCOR performed well. Warren Buffett's recently announced acquisition of General Re highlighted the value in SCOR, which is one of Europe's largest reinsurance companies.

      In the telecom sector, Vodafone, the U.K.-based cellular operator, appreciated by over 20% during the quarter. Other solid performers were Invik, Nestle, Swatch Group (formerly S.M.H.) and Pearson. The extent that these companies have anything in common is that they are not particularly economically sensitive and have pro-active managements working on our behalf.

      On the other side of the coin, some of the winners from the first quarter did not do well in the second quarter. These include Bank of Scotland and CGU (formerly Commercial Union) in the United Kingdom and the two large Swiss pharmaceutical companies, Novartis and Roche Holdings.

      The market continued to punish companies involved in commodities or doing significant business in the Far East. HSBC Holdings, based in Hong Kong, Publishing and Broadcasting in Australia, and Independent Newspapers, which is listed in Ireland, fall into this category. All three companies have strong market positions.

      Japan continues to misfire on all cylinders and remains in recession. Indeed, the only bright spot in the economy up to now, due to the yen's weakness, has been exports. And even exports are now declining on a year-to-year basis.

      Early in July, Japanese voters handed the ruling party a defeat in Upper House elections and the Prime Minister has resigned. A new Prime Minister is expected to be more aggressive in cleaning up the bad debt mess and encouraging consumption through fiscal reform.

      Japan's weakness is another blow to Southeast Asia, which is attempting to recover from collapsing currencies and crippling levels of foreign debt. It is important for the global economy that the "Asian Flu" is contained and does not spread. Potential trouble spots, which we have to monitor closely, include Russia, China and Brazil. The U.S. and European economies continue to perform well and have actually been helped by lower commodity prices, which tend to reduce inflation. However, with valuations at current levels, there is little margin for error with regard to earnings disappointments.

      The Fund's exposure to Southeast Asia has remained largely unchanged during the quarter. Apart from HSBC Holdings which is based in Hong Kong but is a global company, the Fund's investments in the region are limited to leading companies in Japan and Australia, such as News Corp and Nintendo, which both performed strongly during the quarter. The decline in the region's equity markets has been so severe that many of the region's markets are now very small. For example, the Korean stock market is now the same size, in terms of market capitalization, as the 45th largest company in the Standard & Poor's (S&P) 500 Index.

      We certainly do not profess to be able to forecast the full effect of the "Asian Flu" on the major world equity markets. However, we will continue to invest in leading non-U.S. based companies, paying close attention to valuation levels.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of June 30, 1998.

Banca Commerciale Italiana (BCMI.MI - $5.99 - Milan Stock Exchange) is one of the largest Italian commercial banks. BCI has a very strong market position in corporate banking in Italy and has considerable overseas investments with an historic presence in Latin America. We believe that there are a number of trends in place which should prove beneficial to the Italian banking industry. First, the macroeconomic environment in Italy has improved considerably and Italy will join the European Monetary Union at the outset. Second, the government recognizes the need to improve the industry's returns and this should pave the way for a consolidation among the larger banks. We expect BCI, under new management, to be involved in this process. BCI is currently benefiting from a surge in its asset management business as customers move assets from deposit accounts to mutual funds due to the secular decline in Italian interest rates.

Bank of Ireland (BKIR.I - $20.51 - Irish Stock Exchange) is the second largest bank in Ireland behind Allied Irish Banks. Roughly half of the bank's revenues are derived from Ireland. Apart from a small presence in the United States, the remainder of the Bank's activities are located in the United Kingdom. The company is experiencing excellent growth in Ireland as the Irish economy is growing rapidly with low inflation. The Bank recently bought a building society in the west of England and an insurance company in Ireland. We believe these acquisitions were good strategic moves. The Bank of Ireland's ability to generate high returns on risk assets and equity should support substantial dividend increases over the next few years.

CGU (CGU.L - $18.65 - London Stock Exchange) is the resulting entity from Commercial Union's successfully completed takeover of General Accident during the second quarter of 1998. This will form one of the world's largest general insurance companies with revenues of almost $25 billion, 40% of which is life insurance and about 70% originating from Europe. We believe that this merger will be successful with General Accident's management bringing a sharper profit focus to Commercial Union's book of business. The new company is well positioned to exploit the expected growth in life insurance and savings in Europe.

Deutsche Bank AG (DBKG.F - $84.68 - Frankfurt Stock Exchange) is the leading publicly quoted bank in Germany with total assets of nearly $600 billion. The bank is organized into three divisions, namely: Retail, Corporate and Investment Banking. Deutsche Bank is using its strong market position in Germany to expand throughout Europe either by organic growth or acquisition. Already 30% of the bank's network is located outside Germany. The Bank has an extremely strong balance sheet with listed securities including stakes in Daimler Benz and Allianz, which have a market value of $41 billion as of year end 1997.

Glaxo Wellcome plc (GLX.L - $30.19 - London Stock Exchange) is one of the world's premier health care companies. The company has a five percent share of the global pharmaceutical market with leadership positions in gastrointestinal, respiratory and viral infection therapies. The company's best known product, Zantac, has recently lost patent protection but other drugs are experiencing rapid growth. One of the company's strengths is the effectiveness of their research and development effort and Glaxo remains on track to bring three significant medicines to the market per year from the year 2000 onwards.

Invik & Co. AB (INVKb.ST - $78.37 - Stockholm Stock Exchange) is a Swedish company involved in a number of financial activities. Three separate subsidiaries are responsible for stock brokerage, insurance and banking. The company also has an equity portfolio of long term holdings. The most important equity investment is the holding in Kinnevik, which is a company listed on the Stockholm Stock Exchange. Kinnevik is an operating group involved in three activities, including television and media, telecommunications, and paper and packaging. All of these businesses have solid growth potential and Invik provides exposure to Kinnevik at a significant discount.

Nestle SA (NESZ.S - $107.00 - Zurich Stock Exchange), based in Switzerland, is one of the world's leading food companies. Its major business groups include beverages, milk products, prepared dishes and confectionery. Nestle invented instant coffee and its brand Nescafe is the world's leading instant coffee. Other well-known brands that Nestle controls include Perrier, Carnation, Stouffer's, Alcon and L'Oreal. Nestle's sales are spread over the different regions of the world with particularly strong positions in developing countries which, we believe, will contribute increasingly to revenues in the future. For example, of fifteen factories opened in the past three years, twelve were located in emerging markets. We expect fairly strong profit growth in the medium term after a few years of lackluster performance. The stock appears undervalued relative to its peers.

Novartis AG (NOVZN.S - $1,664.02 - Zurich Stock Exchange) is one of the world's largest pharmaceutical companies and was created by the merger of two of Europe's dominant pharmaceutical companies, Ciba Geigy and Sandoz, both of which were headquartered in Basel, Switzerland. Apart from pharmaceuticals, the merged company has a strong position in agribusiness and nutrition. Ciba Specialty Chemicals, with sales of nearly $5 billion, was recently spun-off to shareholders as the new company concentrates on its core divisions. Novartis has a number of new drugs in development that have excellent sales potential and we believe management will continue to reduce costs.

Oerlikon-Buhrle Holding AG (OBZn.S - $182.62 - Zurich Stock Exchange) is a Zurich-based holding company best known for being involved in businesses as diverse as shoes and defense equipment. The gem within this company is their wholly-owned subsidiary called Balzers and Leybold, which manufactures vacuum pumps and thin film-coating systems. These products are sold to semiconductor manufacturers and companies involved in data storage. Balzers and Leybold is a market leader in most of its areas of operation and the business is very profitable. We believe the market has overlooked the excellent growth potential at Balzers and has rather focused on Oerlikon-Buhrle's second largest operating unit, Bally. Bally is one of the world's best-known shoe manufacturers but suffers from low profitability. New management has recently been appointed and has embarked on a program to surface shareholder value.

SCOR SA (SCOR.PA - $63.43 - Paris Stock Exchange) is a leading European reinsurance company based in France. The reinsurance industry is in the midst of a period of consolidation that will likely raise a barrier to entry. This consolidation trend should have a positive impact on profitability. SCOR trades at a meaningful discount to its competitors which, we believe, will narrow over time.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli International Growth Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GIGRX. Please call us during the business day for further information.

                                          Sincerely,



                                          Caesar Bryan
                                          President and Portfolio Manager

July 31, 1998

            ------------------------------------------------------
                                Top Ten Holdings
                                  June 30, 1998

            Banca Commerciale Italiana          CGU
            Oerlikon-Buhrle Holding AG          Nestle SA
            Novartis AG                         Bank of  Ireland
            SCOR SA                             Deutsche Bank AG
            Invik & Co. AB                      Glaxo Wellcome plc
            ------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Gabelli International Growth Fund, Inc.
Portfolio of Investments -- June 30, 1998 (Unaudited)
================================================================================

                                                                      Market
   Shares                                                Cost          Value
   ------                                                ----          -----
            COMMON STOCKS -- 96.2%
            Automotive -- 2.3%
    9,000   Renault SA+ ............................  $   288,043   $   511,923
    9,000   Toyota Motor Corp. .....................      226,808       232,806
                                                      -----------   -----------
                                                          514,851       744,729
                                                      -----------   -----------
            Automotive: Parts and Accessories -- 0.9%
   13,500   Phoenix AG .............................      213,919       310,008
                                                      -----------   -----------
            Broadcasting -- 4.3%
   36,000   Granada Group plc ......................      536,822       663,129
    1,450   NRJ SA .................................      199,183       231,193
    1,800   Pathe SA ...............................      402,104       352,794
   35,000   Publishing and
              Broadcasting Ltd. ....................      147,471       150,632
                                                      -----------   -----------
                                                        1,285,580     1,397,748
                                                      -----------   -----------
            Building and Construction -- 1.9%
   45,000   CRH plc ................................      581,567       638,953
                                                      -----------   -----------
            Business Services -- 1.2%
    5,833   Reuters Holdings plc, ADR ..............      434,245       399,561
                                                      -----------   -----------
            Computer Software and Services -- 1.0%
   25,000   Merkantildata ASA ......................      220,070       316,021
                                                      -----------   -----------
            Conglomerates -- 2.3%
    9,800   Invik & Co. AB, B Free .................      389,728       768,030
                                                      -----------   -----------
            Consumer Products -- 9.4%
    2,500   Christian Dior SA ......................      378,184       314,669
      420   Compagnie Financiere
              Richemont AG .........................      591,226       549,640
   20,000   Matsushita Electronic
              Industrial Co. Ltd. ..................      370,816       321,360
    4,000   Nintendo Co. Ltd. ......................      282,942       370,357
   25,000   Reckitt & Colman plc ...................      517,142       477,192
    4,200   Sony Corp. .............................      319,105       361,638
      600   Swatch Group AG ........................      363,327       463,604
   65,000   Swedish Match AB .......................      212,565       215,989
                                                      -----------   -----------
                                                        3,035,307     3,074,449
                                                      -----------   -----------
            Diversified Industrial -- 4.3%
   10,000   Indus Holding AG .......................      322,759       398,330
    5,500   Oerlikon-Buhrle Holding AG .............      793,824     1,004,410
                                                      -----------   -----------
                                                        1,116,583     1,402,740
                                                      -----------   -----------
            Energy -- 2.8%
   20,000   British Petroleum Co. plc ..............      281,523       291,654
    9,000   Veba AG ................................      604,805       613,285
                                                      -----------   -----------
                                                          886,328       904,939
                                                      -----------   -----------
            Equipment and Supplies -- 0.8%
    1,000   KSB AG .................................      164,833       249,303
                                                      -----------   -----------
            Financial Services -- 5.6%
  154,492   Colonial Ltd. ..........................      454,062       466,864
   19,000   Nomura Securities Co. Ltd. .............      263,014       221,097
    7,000   Safra Republic Holdings SA .............      338,000       525,000
   12,000   Schroders plc ..........................      355,051       309,540
   10,000   Trimark Financial Corp. ................      396,833       309,410
                                                      -----------   -----------
                                                        1,806,960     1,831,911
                                                      -----------   -----------
            Financial Services: Banks -- 17.0%
  175,000   Banca Commerciale Italiana .............      491,607     1,047,608
   10,000   Banco Pastor SA ........................      357,974       565,027
   35,237   Bank of Ireland ........................      355,763       722,668
   59,000   Bank of Scotland .......................      428,975       660,051
    8,500   Deutsche Bank AG .......................      621,382       719,779
   13,000   Dundee Bancorp Inc., Cl. A+ ............      192,651       205,536
   14,775   HSBC Holdings plc ......................      386,768       361,339
   37,000   Skandinaviska Enskilda
              Banken ...............................      414,368       633,296
    1,750   UBS AG .................................      590,924       650,707
                                                      -----------   -----------
                                                        3,840,412     5,566,011
                                                      -----------   -----------
            Food and Beverage -- 6.7%
  200,000   Foster's Brewing Group Ltd. ............      395,233       470,628
   15,000   Hartwall Oy AB .........................       67,785       481,182
    1,000   Moevenpick Holding AG ..................      462,543       495,118
    7,000   Nestle SA, ADR .........................      491,469       749,005
                                                      -----------   -----------
                                                        1,417,030     2,195,933
                                                      -----------   -----------
            Health Care -- 10.2%
   30,000   Astra AB, Cl. A ........................      559,073       613,170
   23,000   Glaxo Wellcome plc .....................      458,397       694,290
      600   Novartis AG ............................      736,927       998,410
       50   Roche Holding AG .......................      504,482       490,997
   13,000   Zeneca Group plc .......................      460,629       558,531
                                                      -----------   -----------
                                                        2,719,508     3,355,398
                                                      -----------   -----------
            Insurance -- 9.7%
   25,000   AMP Ltd.+ ..............................      286,574       292,594
   40,670   CGU plc ................................      558,939       758,652
  100,000   Istituto Nazionale delle
              Assicurazioni ........................      321,636       284,099
    8,600   Mapfre Corp. ...........................      292,450       302,227
   14,000   SCOR SA ................................      667,263       888,021
   45,000   Skandia Forsakrings AB .................      298,784       643,264
                                                      -----------   -----------
                                                        2,425,646     3,168,857
                                                      -----------   -----------

                 See accompanying notes to financial statements.

Gabelli International Growth Fund, Inc.
Portfolio of Investments (Continued) -- June 30, 1998 (Unaudited)
================================================================================

                                                                      Market
   Shares                                                Cost          Value
   ------                                                ----          -----
            COMMON STOCKS (Continued)
            Metals and Mining -- 0.3%
   26,081   Antofagasta Holding plc ................  $   156,374   $   109,878
                                                      -----------   -----------
            Publishing -- 7.7%
   30,000   Arnoldo Mondadori Editore
              SpA ..................................      261,389       354,420
   35,000   Independent Newspapers plc .............      184,724       188,332
   56,573   Independent Newspapers
              Ltd. .................................      312,794       303,803
   70,037   News Corp. Ltd. ........................      388,676       571,620
   33,000   Pearson plc ............................      454,691       605,666
   30,000   Schibsted SA ...........................      538,173       504,331
                                                      -----------   -----------
                                                        2,140,447     2,528,172
                                                      -----------   -----------
            Telecommunications -- 1.0%
       40   Nippon Telegraph &
              Telephone Corp. ......................      312,085       331,448
                                                      -----------   -----------
            Textile -- 0.9%
   30,000   Simint SpA+ ............................       78,840       292,819
                                                      -----------   -----------
            Transportation -- 1.9%
   15,637   MIF Ltd. + .............................      188,903       311,781
   18,000   SAS Norge ASA, Cl. B ...................      226,873       307,290
                                                      -----------   -----------
                                                          415,776       619,071
                                                      -----------   -----------
            Wireless Communications -- 4.0%
  110,000   Telecom Italia Mobile SpA ..............      376,532       671,182
    5,150   Vodafone Group plc, ADR ................      278,431       649,225
                                                      -----------   -----------
                                                          654,963     1,320,407
                                                      -----------   -----------
            TOTAL COMMON
            STOCKS .................................   24,811,052    31,526,386
                                                      -----------   -----------
            PREFERRED STOCKS -- 1.6%
            Automotive -- 1.6%
      750   Volkswagen AG Pfd. .....................      332,030       516,888
                                                      -----------   -----------
            OPTIONS -- 0.0%
            Metals and Mining -- 0.0%
   16,000   Durban Roodepoort Deep
              Ltd.+ ................................       62,700         6,791
                                                      -----------   -----------
            TOTAL INVESTMENTS
            -- 97.8% ...............................  $25,205,782    32,050,065
                                                      ===========
            Other Assets and
             Liabilities (Net) -- 2.2% .............                    732,035
                                                                    -----------
            NET ASSETS -- 100.0%
             (1,864,427 shares outstanding) ........                $32,782,100
                                                                    ===========
            NET ASSET VALUE,
              Offering and Redemption
              Price Per Share ......................                     $17.58
                                                                         ======

----------
For Federal tax purposes:
     Aggregate cost                                                 $25,205,782
                                                                    ===========
     Gross unrealized appreciation                                  $ 7,519,324
     Gross unrealized depreciation                                     (675,041)
                                                                    -----------
     Net unrealized appreciation                                    $ 6,844,283
                                                                    ===========

----------
  +    Non-income producing security.
ADR -- American Depositary Receipt.

                                                             % of
                                                             Market     Market
Geographic Diversification                                   Value      Value
--------------------------                                   -----      -----
Europe                                                       85.5%  $27,375,945
Asia/Pacific Rim                                              7.2%    2,313,677
Japan                                                         5.7%    1,838,706
North America                                                 1.6%      514,946
South Africa                                                  0.0%        6,791
                                                            ------   ----------
                                                            100.0%  $32,050,065
                                                            ======   ==========

                 See accompanying notes to financial statements.

                     Gabelli International Growth Fund, Inc.

Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
================================================================================
Assets:
   Investments, at value (Cost $25,205,782) ..................       $32,050,065
   Foreign currency, at value (Cost $253,439) ................           254,017
   Cash ......................................................           333,265
   Dividends and interest receivable .........................            60,072
   Receivable for investments sold ...........................            55,440
   Receivable for capital shares sold ........................           208,735
   Deferred organizational expenses ..........................            39,205
                                                                     -----------
     Total Assets ............................................        33,000,799
                                                                     -----------
Liabilities:
   Payable for investments purchased .........................            71,752
   Payable for capital shares redeemed .......................            60,416
   Payable for investment advisory fees ......................            26,624
   Payable for distribution fees .............................             6,633
   Payable to custodian ......................................            16,357
   Other accrued expenses ....................................            36,917
                                                                     -----------
     Total Liabilities .......................................           218,699
                                                                     -----------
     Net Assets applicable to 1,864,427
       shares outstanding ....................................       $32,782,100
                                                                     ===========
Net Assets consist of:
   Capital stock, at par value ...............................       $     1,864
   Additional paid-in capital ................................        25,322,817
   Undistributed net investment income .......................           143,134
   Accumulated net realized gain on investments
     and foreign currency transactions .......................           472,073
   Net unrealized appreciation on investments
     and foreign currency transactions .......................         6,842,212
                                                                     -----------
     Total Net Assets ........................................       $32,782,100
                                                                     ===========
     Net Asset Value, offering and redemption
       price per share ($32,782,100 1,864,427
       shares outstanding; 1,000,000,000
       shares authorized of $0.001 par value) ................       $     17.58
                                                                     ===========

Statement of Operations
For the Six Months Ended June 30, 1998 (Unaudited)
================================================================================
Investment Income:
   Dividends (net of foreign taxes of $39,348) ...............       $   348,685
   Interest ..................................................            29,904
                                                                     -----------
     Total Investment Income .................................           378,589
                                                                     -----------
Expenses:
   Investment advisory fees ..................................           134,827
   Distribution fees .........................................            33,707
   Custodian fees ............................................            17,124
   Organizational expenses ...................................             9,741
   Shareholder services fees .................................             9,291
   Miscellaneous expenses ....................................            30,182
                                                                     -----------
     Total Expenses ..........................................           234,872
                                                                     -----------
     Net Investment Income ...................................           143,717
                                                                     -----------
Net Realized and Unrealized Gain
   on Investments:
   Net realized gain on investments and
     foreign currency transactions ...........................           483,663
   Net change in unrealized appreciation
     on investments and foreign currency
     transactions ............................................         3,874,146
                                                                     -----------
   Net realized and unrealized gain
     on investments and foreign
     currency transactions ...................................         4,357,809
                                                                     -----------
Net increase in net assets resulting
   from operations ...........................................       $ 4,501,526
                                                                     ===========

Statement of Changes in Net Assets
================================================================================

                                             Six Months Ended      Year Ended
                                               June 30, 1998      December 31,
                                                (Unaudited)           1997
                                             ----------------   ----------------
Operations:
 Net investment income (loss) ...............  $    143,717      $   (157,817)
 Net realized gain (loss) on investments
   and foreign currency transactions ........       483,663            (3,387)
 Net change in unrealized appreciation on
   investments and foreign currency
   transactions .............................     3,874,146         1,523,689
                                               ------------      ------------
   Net increase in net assets resulting
     from operations ........................     4,501,526         1,362,485
                                               ------------      ------------
Capital share transactions:
 Net increase in net assets from capital
   share transactions .......................    10,147,496         3,955,200
                                               ------------      ------------
   Net increase in net assets ...............    14,649,022         5,317,685

Net Assets:
 Beginning of period ........................    18,133,078        12,815,393
                                               ------------      ------------
 End of period ..............................  $ 32,782,100      $ 18,133,078
                                               ============      ============

                 See accompanying notes to financial statements.

Gabelli International Growth Fund, Inc.
Notes to Financial Statements (Unaudited)
================================================================================

1. Description. The Gabelli International Growth Fund, Inc. (the "Fund") was organized on May 25, 1994 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long term capital appreciation. The Fund commenced operations on June 30, 1995.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Gabelli International Growth Fund, Inc.
Notes to Financial Statements (Unaudited)
================================================================================

Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 1997, reclassifications were made to decrease accumulated net investment loss for $157,234 and increase accumulated net realized loss on investments and foreign currency transactions for $61,693 with an offsetting adjustment to additional paid-in-capital.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total net assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 1997 of $11,590. This capital loss carryforward is available through 2005 to reduce future distributions of net capital gains to shareholders.

Gabelli International Growth Fund, Inc.
Notes to Financial Statements (Unaudited)
================================================================================

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 1998 the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $33,707, or 0.25% of average net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Organizational Expenses. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. Portfolio Securities. Purchases and sales of securities for the six months ended June 30, 1998, other than short term securities, aggregated $14,083,449 and $4,816,404, respectively.

7. Bank Loan. The Fund has access to an unsecured line of credit from the custodian for temporary purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at June 30, 1998.

8. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                          Six Months Ended                  Year Ended
                            June 30, 1998                December 31, 1997
                    --------------------------     --------------------------
                       Shares         Amount          Shares         Amount
                    ----------     -----------     ----------     -----------

Shares sold ......   1,630,269     $27,679,165      2,060,711     $29,142,430
Shares redeemed ..  (1,025,002)    (17,531,669)    (1,756,680)    (25,187,230)
                    ----------     -----------     ----------     -----------
  Net increase ...     605,267     $10,147,496        304,031     $ 3,955,200
                    ==========     ===========     ==========     ===========

Gabelli International Growth Fund, Inc.
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                             Six Months
                                               Ended            Year Ended December 31,
                                            June 30, 1998   -------------------------------
                                             (Unaudited)      1997      1996         1995+
                                            -------------   -------   -------       -------
Operating performance:
    Net asset value, beginning of period       $ 14.40      $ 13.42   $ 10.98       $ 10.00
                                               -------      -------   -------       -------
    Net investment income (loss) ........         0.08        (0.13)    (0.15)(a)     (0.03)(a)
    Net realized and unrealized gain
      on investments ....................         3.10         1.11      2.59          1.01
                                               -------      -------   -------       -------
    Total from investment operations ....         3.18         0.98      2.44          0.98
                                               -------      -------   -------       -------
    Net asset value, end of period ......      $ 17.58      $ 14.40   $ 13.42       $ 10.98
                                               =======      =======   =======       =======
    Total return++ ......................        22.1%         7.3%     22.2%          9.8%
Ratios to average net assets and
  supplemental data:
    Net assets, end of period (in 000's)       $32,782      $18,133   $12,815        $2,096
    Ratio of net investment income (loss)
      to average net assets (c) .........        1.06%(b)   (0.82)%   (1.21)%       (1.19)%(b)
    Ratio of operating expenses
      to average net assets (c) .........        1.74%(b)    2.46%     2.72%         2.75%(b)
    Portfolio turnover rate .............          19%         63%       55%           30%

----------
+   From commencement of operations on June 30, 1995.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period. Total return for the period of less than one year is not annualized.
(a) Based on average month-end shares outstanding.
(b) Annualized.
(c) The Fund incurred interest expense for the year ended December 31, 1997. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 2.44%. Before reimbursement, the ratios of operating expenses and net investment loss to average net assets would have been 3.62% and (2.12)% for 1996 and 8.10% and (6.54)%
    (annualized) for 1995, respectively.

                 See accompanying notes to financial statements.

================================================================================
                             Gabelli Family of Funds
================================================================================

Gabelli Asset Fund ____________________________________________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (No-load)
                                        Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Growth Fund ____________________________________________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is
capital appreciation. (No-Load)           Portfolio Manager: Howard F. Ward, CFA

Gabelli Westwood Equity Fund ___________________________________________________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (No-load)
                                               Portfolio Manager: Susan M. Byrne

Gabelli Small Cap Growth Fund __________________________________________________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(No-load)                               Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Westwood SmallCap Equity Fund __________________________________________
Seeks to invest primarily in smaller capitalization equity securities with market capitalizations of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (No-load)
                                         Portfolio Manager: Lynda J. Calkin, CFA

Gabelli Westwood Mighty Mites(SM) Fund _________________________________________
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (No-Load)
                             Team Managed by: Mario J. Gabelli, Marc J. Gabelli,
                                            Laura S. Linehan and Walter K. Walsh

Gabelli Equity Income Fund _____________________________________________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an
emphasis on income. (No-load)           Portfolio Manager: Mario J. Gabelli, CFA

Gabelli ABC Fund ______________________________________________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)
                                        Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Westwood Balanced Fund _________________________________________________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(No-load)                 Portfolio Managers: Susan M. Byrne & Patricia R. Fraze

Gabelli Westwood Intermediate Bond Fund ________________________________________
Seeks to invest in a diversified portfolio of high quality bonds with various maturities. The Fund's primary objective is total return. (No-load)
                                            Portfolio Manager: Patricia R. Fraze

Gabelli Value Fund _____________________________________________________________
Seeks to invest in securities of companies believed to be undervalued. The non-diversified Fund's primary objective is long-term capital appreciation. Max.
Sales Charge: 51/2%                     Portfolio Manager: Mario J. Gabelli, CFA

Global Series

      Gabelli Global Telecommunications Fund
      Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (No-load)
                                             Team Manager: Mario J. Gabelli, CFA

      Gabelli Global Interactive Couch Potato(R)Fund
      Seeks to invest in securities of companies involved with communications, creativity and copyright. The Fund also seeks to invest in companies participating in emerging technological advances in interactive services and products. The Fund's primary objective is capital appreciation.
      (No-load)                               Portfolio Manager: Marc J. Gabelli

      Gabelli Global Opportunity Fund
      Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
      (No-load)             Portfolio Managers: Marc J. Gabelli and Caesar Bryan

      Gabelli Global Convertible Securities Fund

      Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (No-load) Portfolio Manager: Hart Woodson

Gabelli Gold Fund ______________________________________________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial and political factors. (No-load)
                                                 Portfolio Manager: Caesar Bryan

Gabelli International Growth Fund ______________________________________________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (No-load)                       Portfolio Manager: Caesar Bryan

The six funds above invest in foreign securities which involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

Gabelli U.S. Treasury Money Market Fund ________________________________________
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)
                                             Portfolio Manager: Judith A. Raneri

The Treasurer's Fund ___________________________________________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (No-Load)
                                             Portfolio Manager: Judith A. Raneri

An investment in a Money Market Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share.

The Funds listed above are distributed by Gabelli & Company, Inc.

================================================================================

  To receive a prospectus, call 1-800-GABELLI (422-3554). The prospectus gives a more complete description of the Fund, including fees and expenses.
         Read the prospectus carefully before you invest or send money.
                                  1-800-GABELLI
  (1-800-422-3554) o fax: 1-914-921-5118 o www.gabelli.com o info@gabelli.com
                    One Corporate Center, Rye, New York 10580

                     Gabelli International Growth Fund, Inc.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

                  Mario J. Gabelli, CFA         Werner J. Roeder, MD
                  Chairman and Chief            Director of Surgery
                  Investment Officer            Lawrence Hospital
                  Gabelli Funds, Inc.

                  Anthony J. Colavita           Anthonie C. van Ekris
                  Attorney-at-Law               Managing Director
                  Anthony J. Colavita, P.C.     BALMAC International, Inc.

                  Karl Otto Pohl
                  Former President
                  Deutsche Bundesbank

                         Officers and Portfolio Managers

                  Caesar Bryan                  Bruce N. Alpert
                  President and                 Vice President
                  Portfolio Manager             and Treasurer

                  James E. McKee
                  Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                            Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------